U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 3, 2015


                            SOUTH BEACH SPIRITS, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                        001-36549                  46-2084743
(State of Incorporation)        (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)

1411 Sawgrass Parkway, Suite B, Sunrise, FL                          33323
  (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (800) 670-3879

                  2690 Weston Road, Suite 200, Weston, FL 33331
              (Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms "SBES," "THE COMPANY," "WE," "US" and "OUR" refer to South Beach Spirits, Inc.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective, December 7, 2015, the Company's Board of Directors (the "BOARD") appointed Martin D. Ustin, a current member of our Board, as Chief Executive Officer of the Company.

A copy of SBES' press release announcing the appointment of Mr. Ustin as the Company's Chief Executive Officer is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

On December 3, 2015, the Company issued a press release announcing that SBES had entered into a letter of intent to acquire a 50% equity interest in Striped Pig Distillery, LLC ("STRIPED PIG"), from certain of its members, in exchange for the issuance of 750,000 "RESTRICTED" shares of SBES common stock. In addition, the letter of intent contemplates SBES making a $300,000 cash working capital contribution to Striped Pig.

Striped Pig, based in North Charleston, South Carolina is an artisanal producer of high quality rum products, gin, vodka, and moonshine brands under their name, and also provides contract manufacturing services for a number of other brands. Their own line of products, distilled from locally harvested corn and sugarcane, are geared to the premium market. SBES believes that Striped Pig's recent aggressive growth in contract manufacturing makes it an opportune investment given additional SBES investment opportunities now under consideration.

The closing of the  transaction  is subject to the  completion of due diligence,
execution  of  definitive   transaction   documents  between  the  parties,  and
preparation of audited and unaudited financial statements for Striped Pig.

A copy of SBES' press release announcing our entry into the letter of intent is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

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
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit
Number                             Description
------                             -----------

99.1 Press release dated December 7. 2015, announcing the appointment of Martin D, Ustin as SBES' Chief Executive Officer

99.2 Press release dated December 3, 2015, announcing the letter of intent entered into among, SBES, Striped Pig and certain of its members

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SOUTH BEACH SPIRITS, INC.


Dated: December 7, 2015              By: /s/ Vincent Prince
                                         ---------------------------------------
                                         Vincent Prince, Chief Financial Officer

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